IRWIN BANK & TRUST COMPANY

                            SUPPLEMENTAL PENSION PLAN



                                October 15, 1994


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                                TABLE OF CONTENTS


ARTICLE I          DEFINITIONS................................................2

  Section 1.01.    Definitions Incorporated by Reference......................2
  Section 1.02.    "Actuarial Equivalent/Equivalence".........................2
  Section 1.03.    "Accrued Benefit"..........................................2
  Section 1.04.    "Beneficiary"..............................................2
  Section 1.05.    "Employer".................................................2
  Section 1.06.    "Participant"..............................................3
  Section 1.07.    "Pension Plan".............................................3
  Section 1.08.    "Plan".....................................................3
  Section 1.09.    "Plan Year"................................................3
  Section 1.10.    "Spouse"...................................................3

ARTICLE II         PARTICIPATION..............................................4

  Section 2.01.    Eligibility................................................4
  Section 2.02.    Participation..............................................4

ARTICLE III        CREDITS FOR SERVICE........................................4

  Section 3.01.    Years of Benefit Service...................................4
  Section 3.02.    Years of Service...........................................4

ARTICLE IV         BENEFIT ACCRUALS/VESTING...................................5

  Section 4.01.    Basic Benefit Formula......................................5
  Section 4.02.    Accrued Benefit............................................5
  Section 4.03.    Maximum Annual Benefits....................................6
  Section 4.04.    Vested Benefits............................................6

ARTICLE V          BENEFITS AND DISTRIBUTIONS.................................7

  Section 5.01.    Normal Retirement Pension..................................7
  Section 5.02.    Early Retirement Pension...................................8
  Section 5.03.    Late Retirement Pension....................................8
  Section 5.04.    Disability Pension.........................................9
  Section 5.05.    Deferred Vested Pension...................................10
  Section 5.06.    Distribution of Benefits..................................10
  Section 5.07.    Suspension of Benefits....................................11
  Section 5.08.    Incapacity/Minor Beneficiaries............................11
  Section 5.09.    Location of Participant or Beneficiary
                   Unknown...................................................12


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ARTICLE VI         DEATH BENEFITS............................................12

  Section 6.01.    Surviving Spouse's Pension................................12
  Section 6.02.    Pre-Retirement Death Benefits.............................14
  Section 6.03.    Beneficiary Designations..................................14

ARTICLE VII        PLAN ADMINISTRATION.......................................15

  Section 7.01.    Plan Administrator........................................15
  Section 7.02.    Powers and Duties.........................................15
  Section 7.03.    Claims, Appeals and Review Procedure......................16
  Section 7.04.    Information and Proof.....................................17
  Section 7.05.    Liability/Indemnification.................................18

ARTICLE VIII       AMENDMENT AND TERMINATION.................................19

  Section 8.01.    Amendment and Termination.................................19

ARTICLE IX         MISCELLANEOUS PROVISIONS..................................19

  Section 9.01.    Payments..................................................19
  Section 9.02.    Status of the Plan........................................20
  Section 9.03.    Nonalienation of Rights and Benefits......................20
  Section 9.04.    Employment Rights Not Affected by the
                   Plan......................................................20
  Section 9.05.    Applicable Law............................................20
  Section 9.06.    Effective Date............................................21

                                      -ii-


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                                    PREAMBLE


     WHEREAS, Irwin Bank & Trust Company (the "Employer") maintains a tax qualified defined benefit pension plan to provide its eligible employees with benefits in the event of retirement, death, disability or termination of employment; and

     WHEREAS, the Employer maintains a tax-qualified profit sharing plan which contains a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986 and an employer matching contribution feature under Section 401(m) of the Code to provide its eligible employees with an opportunity to accumulate funds for their retirement and other financial emergencies;

     WHEREAS, the Employer wishes to provide supplemental pension benefits to certain of its employees who are among a select group of management or highly compensated employees and who are nearing retirement; and

     WHEREAS, the Employer intends that the supplemental pension arrangement set forth in this instrument be an unfunded arrangement for federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     NOW THEREFORE, the Employer adopts a plan providing for supplemental pension benefits as follows.

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. DEFINITION  INCORPORATED BY REFERENCE.  Any capitalized terms
                   -------------------------------------
contained in this Plan which are not expressly defined in this Plan shall have the meaning set forth in the Irwin Bank & Trust Company Pension Plan. Such terms are specifically incorporated into this Plan by this reference as if the same were fully set forth in this Plan.

     SECTION  1.02.  "ACTUARIAL  EQUIVALENT/EQUIVALENCE".  The  term  "Actuarial
                      ---------------------------------
Equivalent" or "Actuarial Equivalence" means any of the aggregate amounts, all equal in value, which are expected to be received under different forms of payment or at different times computed using the following assumptions:

  Post Retirement Mortality:                 UP-1984 Unisex Mortality
                                             Table

  Pre-Retirement Mortality:                  UP-1984 Unisex Mortality
                                             Table

  Post Retirement Interest Rate:             7% compounded annually

  Pre-Retirement Interest Rate:              7% compounded annually

     SECTION  1.03.  "ACCRUED  BENEFIT".  The term "Accrued  Benefit"  means the
                      ----------------
amount that could be payable at the Participant's Normal Retirement Date determined in accordance with the provisions of Article IV.

     SECTION 1.04.  "BENEFICIARY".  The term  "Beneficiary"  means the person or
                     -----------
persons determined in accordance with the provisions of Section 6.03 to receive payment of a Participant's or former Participant's undistributed Accrued Benefit in the event of the death of the Participant or former Participant.

     SECTION  1.05.  "EMPLOYER".  The term  "Employer"  means Irwin Bank & Trust
                      --------
Company.


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     SECTION 1.06. "PARTICIPANT".  The term "Participant" means any Employee who
                    -----------
has  satisfied  the  requirements  to  participate  in this Plan as  provided in
Article II, and who has not for any reason become ineligible to participate further in the Plan.

     SECTION 1.07.  "PENSION PLAN". The term "Pension Plan" means the Irwin Bank
                     ------------
& Trust Company  Pension Plan,  as amended and restated,  effective  October 16,
1989.

     SECTION 1.08.  "PLAN".  The term "Plan means the supplemental  pension plan
                     ----
set forth in this instrument, as amended and supplemented from time to time, which shall be known as the Irwin Bank & Trust Company Supplemental Pension Plan.

     SECTION  1.09.  "PLAN  YEAR".  The term "Plan  Year" means each twelve (12)
                      ----------
month period beginning on October 15 and ending on the following October 14.

     SECTION 1.10. "SPOUSE".
                    ------

     (a) The term "spouse" shall mean the individual to whom a Participant or former Participant is legally married under applicable state law as of any relevant date.

     (b) A Participant (including a former Participant) who is unmarried as of any relevant date shall nevertheless be considered as married for purposes of this Plan if such Participant has a former spouse who is the beneficiary of a "qualified domestic relations order", as defined in Section 414(p) of the Code, which qualified domestic relations order creates or recognizes the existence of the former spouse's right to receive all or a portion (but only to the extent provided in such qualified domestic relations order) of the benefits payable to the Participant under the Pension Plan and this Plan. Under such circumstances, the term "Spouse" herein shall be read to include such former spouse. To the extent provided under a qualified domestic relations order affecting a Participant's benefits under this Plan, a current Spouse will not be treated as the Spouse or surviving Spouse over a former spouse who is the beneficiary of such qualified domestic relations order.

                                   ARTICLE II

                                  PARTICIPATION

     SECTION 2.01.  ELIGIBILITY.  Participation  in the Plan shall be limited to
                    -----------
salaried Employees who are included in a select group of management or highly compensated employees, and who are active participants in the Pension Plan on and after the effective date of the Plan. Individual Participants in the Plan shall be selected and designated by the Retirement Committee appointed to administer the Plan under the provisions of Section 7.01

     SECTION 2.02. PARTICIPATION.  An Employee selected for participation in the
                   -------------
Plan shall become a Participant as of the first day of the Plan Year as specified by the Retirement Committee. A Participant's participation in the Plan shall terminate as of the date upon which the Participant's employment with the Employer terminates as the result of retirement, death, disability or other reasons. A Participant's participation in the Plan shall terminate immediately in the event that the Participant's employment classification is such that the Participant is no longer included in the select group of management or highly compensated employees eligible to participate in the Plan as described in
Section 2.01.


                                   ARTICLE III

                               CREDITS FOR SERVICE

     SECTION 3.01.  YEARS OF BENEFIT  SERVICE.  A Participant's  Accrued Benefit
                    -------------------------
under the Plan shall be determined with reference to the Participant's full and fractional Years of Benefit Service. For purposes of this Plan, a Participant's Years of Benefit Service shall be equivalent to his/her Years of Benefit Service determined and credited under the provisions of Section 1.50 of the Pension Plan, and may include Years of Benefit Service credited before and after the Participant commences participation in this Plan.

     SECTION 3.02.  YEARS OF SERVICE.  A Participant's  nonforfeitable  benefits
                    ----------------
under the Plan shall be determined with
reference to the Participant's Years of Service. For purposes of this Plan, a Participant's Years of Service shall be equivalent to his/her Years of Service determined and credited under the provisions of Sections 1.51 and 1.52 of the Pension Plan, and may include Years of Service credited before and after the Participant commences participation in this Plan.

                                   ARTICLE IV

                            BENEFIT ACCRUALS/VESTING

     SECTION 4.01. BASIC BENEFIT FORMULA.  Subject to the limitations  contained
                   ---------------------
in this Article, each Participant will be entitled to a monthly retirement benefit under the Plan based upon the Participant's Average Monthly Compensation, Years of Benefit Service and Monthly Covered Compensation determined as follows:

     (a) 1.0% of Average Monthly Compensation multiplied by Years of Benefit Service; plus

     (b) .75% of Average Monthly Compensation in excess of Monthly Covered Compensation multiplied by Years of Benefit Service (not to exceed 35 years); minus

     (c)  The Participant's Accrued Benefit under the Pension Plan.

     If the Participant's benefit commences at a time other than his/her Normal Retirement Age, the benefit percentages specified in (b) above shall be reduced by the factors set forth in I.R.C. Reg. Sec. 1.401(1)-3(e).

     SECTION 4.02. ACCRUED BENEFIT.  The monthly amount determined under Section
                   ---------------
4.01 and expressed as a single life annuity commencing at the Participant's Normal Retirement Date shall be the Participant's total Accrued Benefit at
Normal Retirement Age. At any other given time, the Participant's Accrued Benefit shall be:

     (a) The aggregate amounts determined under Section 4.01 (a) and (b) based on the Participant's Average Monthly Compensation at the date of determination and the Participant's Years of

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          Benefit Service projected to the Participant's  Normal Retirement Date
          (or if later, the current year) assuming continuous employment until such date; multiplied by

     (b) A fraction, the numerator of which is the Participant's Years of Benefit Service at the date of determination, and the denominator of which is the Participant's Years of Benefit Service projected to the Participant's Normal Retirement Date (or if later, the current year) assuming continuous employment until such date; less

     (c)  The Participant's Accrued Benefit under the Pension Plan.

     SECTION 4.03.  MAXIMUM ANNUAL  BENEFITS.  Notwithstanding  anything in this
                    ------------------------
Plan to the contrary, the "annual benefit" which will become payable under the Plan at any time shall be limited and adjusted so as not to exceed the maximum "annual benefit" permissible under the provisions of Article V of the Pension Plan and Section 415 of the Code which are incorporated into this Plan by this reference, and which shall be applied if the benefits provided by this Plan were benefits provided by a plan qualified under Section 401 of the Code. If the benefit that a Participant would otherwise accrue in a Limitation Year under this Plan would produce an "annual benefit" in excess of the maximum permissible amount, the rate of accrual under this Plan will be reduced so that the "annual benefit" provided by this Plan and the "annual benefit" otherwise taken into account under Article V of the Pension Plan will equal the maximum permissible amount.

     SECTION 4.04. VESTED BENEFITS.
                   ---------------

     (a) Subject to the provisions of paragraph (b) below, the Accrued Benefit of a Participant shall be nonforfeitable if such Participant:

          (1) is credited with five (5) or more Years of Service in accordance with the provisions of Section 3.02; or

          (2)  suffers a Total and Permanent  Disability under the provisions of
               Section 5.04; or

          (3) attains Normal Retirement Age while in the employ of the Employer; or

          (4)  dies while in the employ of the Employer.

     (b) All rights of the Participant, his/her designated Beneficiary(ies), personal representative(s) or any other person(s) to receive payment of any benefits under this Plan shall be forfeited if the Participant, during the course of employment with the Employer, shall commit fraud, embezzlement or other criminal or dishonest acts against the Employer, or shall otherwise engage in any activity or conduct which the Board of Directors in good faith and in its sole judgment determines is substantially inimical to the best interests of the Employer.

                                    ARTICLE V

                            BENEFITS AND DISTRIBUTION

     SECTION 5.01. NORMAL RETIREMENT PENSION.
                   -------------------------

     (a) Upon a Participant's  normal retirement under the provisions of Section
4.01 of the Pension Plan, such Participant shall be entitled to a Normal Retirement Pension payable under this Plan.

     (b) The Participant's Normal Retirement Pension shall be equivalent to the Participant's nonforfeitable Accrued Benefit determined under the provisions of Sections 4.02 and 4.04 at the Participant's Normal Retirement Date and expressed as a monthly benefit payable in the form of a single life annuity.

     (c) Payment of the Participant's Normal Retirement Pension shall commence as of the Annuity Starting Date for the Participant's Normal Retirement Benefit under the Pension Plan.

     (d) The Participant's Normal Retirement Pension shall be payable in the form and manner more fully described in Section 5.06 below. In the event that the Participant's Normal Retirement Pension is payable in a form other than a single life annuity, such benefit shall be adjusted to the Actuarial Equivalent of a single life annuity for the Participant.

     SECTION 5.02. EARLY RETIREMENT PENSION.
                   ------------------------

     (a) Upon a Participant's  early  retirement under the provisions of Section
4.03 of the Pension Plan, such Participant shall be entitled to an Early Retirement Pension payable under this Plan.

     (b) The Participant's Early Retirement Pension shall be equivalent to the Participant's nonforfeitable Accrued Benefit determined under the provisions of Sections 4.02 and 4.04 at the Participant's Retirement Date and expressed as a monthly benefit payable in the form of a single life annuity.

     (c) Payment of the Participant's Early Retirement Pension shall commence as of the Annuity Starting Date for the Participant's Early Retirement Benefit under the Pension Plan. If the Annuity Starting Date for the Participant's Early Retirement Pension precedes the Participant's Normal Retirement Date, the Participant's Accrued Benefit shall be reduced by 1/180 for each of the first sixty (60) months, and 1/360 for each of the next sixty (60) months by which the Annuity Starting Date precedes the Participant's Normal Retirement Date.

     (d) The Participant's Early Retirement Pension shall be payable in the form and manner more fully described in Section 5.06 below. In the event that the Participant's Early Retirement Pension is payable in a form other than a single life annuity, such benefit shall be adjusted to the Actuarial Equivalent of a single life annuity for the Participant.

     SECTION 5.03. LATE RETIREMENT PENSION.
                   -----------------------

     (a) A Participant who remains in the employ of the Employer after his/her Normal Retirement Date and who retires as of his/her Late Retirement Date under the provisions of Section 4.04 of the Pension Plan shall be entitled to a Late Retirement Pension payable under this Plan.

     (b) The Participant's Late Retirement Pension shall be equivalent to the Participant's nonforfeitable Accrued Benefit determined under the provisions of Sections 4.02 and 4.04 at the Participant's Late Retirement Date and expressed as a monthly benefit payable in the form of a single annuity.

     (c) Payment of the Participant's Late Retirement Pension shall commence as of the Annuity Starting Date for the Participant's Late Retirement Benefit under the Pension Plan.

     (d) The Participant's Late Retirement Pension shall be payable in the form and manner more fully described in Section 5.06 below. In the event that the Participant's Late Retirement Pension is payable in a form other than a single life annuity, such benefit shall be adjusted to the Actuarial Equivalent of a single life annuity for the Participant.

     SECTION 5.04.  DISABILITY  PENSION.  If a  Participant  suffers a Total and
                    -------------------
Permanent Disability so as to become entitled to receive a Disability Retirement Benefit under the provisions of Section 4.05 of the Pension Plan, such Participant shall be entitled to a Disability Retirement Pension payable under this Plan.

     (b) The Participant's Disability Retirement Pension shall be equivalent to the Participant's nonforfeitable Accrued Benefit determined under the provisions of Sections 4.02 and 4.04 at the Participant's Disability Retirement Date and expressed as a monthly benefit payable in the form of a single life annuity.

     (c) Payment of the Participant's Disability Retirement Pension shall commence as of the Annuity Starting Date for the Participant's Disability Retirement Benefit under the Pension Plan. If the Annuity Starting Date for the Participant's Disability Retirement Pension precedes the Participant's Normal Retirement Date, the Participant's nonforfeitable Accrued Benefit shall be actuarially reduced to adjust for the commencement of benefits before the Participant's Normal Retirement Date.

     (d) The Participant's Disability Retirement Pension shall be payable in the form and manner more fully described in Section 5.06 below. In the event that the Participant's Disability Retirement Pension is payable in a form other than a single life annuity, such benefit shall be adjusted to the Actuarial Equivalent of a single life annuity for the Participant.

     (e) A Participant's rights to a Disability Retirement Pension pursuant to this Section shall terminate or be suspended if the Participant's Disability Retirement Benefit under the Pension Plan is terminated or suspended. If entitlement to a Disability Retirement Pension ceases in accordance with the provisions of this paragraph, the Participant shall not be prevented from qualifying for benefits under another section of the Plan based on his/her Years of Benefit Service and Average Monthly Compensation credited prior to his/her Disability Retirement Date; provided, however, that such benefits payable under another section of the Plan shall be reduced by the Actuarial Equivalent of the benefits received pursuant to paragraph (a) above.

     SECTION 5.05. DEFERRED VESTED PENSION.
                   -----------------------

     (a) If a Participant's employment with the Employer terminates for any reason other than retirement, death or disability, such former Participant shall be entitled to a Deferred Vested Pension payable under this Plan.

     (b) A former Participant's Deferred Vested Pension shall be equivalent to the former Participant's nonforfeitable Accrued Benefit determined under the provisions of Sections 4.02 and 4.04 as of the date of the former Participant's termination of employment and expressed as a monthly benefit payable in the form of a single life annuity.

     (c) Payment of a former Participant's Deferred Vested Pension shall commence as of the Annuity Starting Date for the former Participant's Normal Retirement Benefit under the Pension Plan. In the exercise of its sole discretion, the Retirement Committee may direct the earlier commencement of the former Participant's Deferred Vested Pension. If the Annuity Starting Date for the former Participant's Deferred Vested Pension precedes the former Participant's Normal Retirement Date, the former Participant's nonforfeitable Accrued Benefit shall be actuarially reduced to adjust for the commencement of benefits before the former Participant's Normal Retirement Date.

     (d) The Participant's Deferred Vesting Pension shall be payable in the form and manner more fully described in Section 5.06 below. In the event that the former Participant's Deferred Vested Pension is payable in a form other than a single life annuity, such benefit shall be adjusted to the Actuarial Equivalent of a single life annuity for the former Participant.

     SECTION 5.06. DISTRIBUTION OF BENEFITS.
                   ------------------------

     (a) Subject to the provisions of paragraph (b), a Married Participant's benefits under Sections 5.01 - 5.05 shall be paid in the form of a Joint and Survivor Annuity which is the Actuarial Equivalent of a single life annuity for the Participant; an unmarried Participant's benefits under Sections 5.01 - 5.05 shall be paid in the form of a single life annuity.

     (b) Notwithstanding anything contained herein to the contrary, the Retirement Committee shall have the right in its sole discretion to designate an optional form of distribution for a Participant's benefits. The Committee may direct that distribution of the Participant's benefits be made in a single sum or in a form selected by the Committee from among any of the optional forms of benefit payments available under the Pension Plan.

     (c) The Retirement Committee shall be entitled to rely on the written representation last filed with the Employer or the Retirement Committee by the Participant prior to the Annuity Starting Date or date of death as to the Participant's marital status. Such reliance shall include the right to deny benefits to a person claiming to be the spouse of a Participant in contradiction to the representation(s) made by the Participant. Any payments made in good faith pursuant to the statements contained in an application or other request for payments shall discharge all of the benefit obligations of the Employer to the extent of such payments.

     SECTION  5.07.  SUSPENSION  OF  BENEFITS.  In  the  event  that  a  retired
                     ------------------------
Participant who is receiving a Normal Retirement Pension, an Early Retirement Pension or a Deferred Vested Pension returns to employment with the Employer so that his/her retirement benefits under the Pension Plan are suspended as the result of such reemployment, such retired Participant's benefit payments under this Plan shall be likewise suspended. If benefit payments under this Plan have been suspended, such payments shall resume when suspended benefits under the Pension Plan resume.

     SECTION 5.08. INCAPACITY/MINOR BENEFICIARIES.
                   ------------------------------

     (a) If any person entitled to receive benefits shall be physically or mentally incapable of receiving or acknowledging receipt of any payment of benefits, the Retirement Committee, upon the receipt of satisfactory evidence that (1) such incapacitated distributee is so incapacitated, (2) that another person or institution is maintaining the distributee, and (3) that no guardian or administrator has been appointed for the distributee, may cause the Employer to make payment of benefits hereunder to such other person or institution so maintaining the distributee. Such payment for the benefit of an incapacitated distributee shall fully discharge the Employer from liability on account of any Accrued Benefit required to be distributed to such incapacitated distributee.

     (b) In the event a distribution is to be made to a minor Beneficiary, the Retirement Committee shall direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his/her residence, or to the custodian for such Beneficiary under the Uniform Transfers to Minors Act or similar law in the state in which the minor Beneficiary resides. Such payment for the benefit of a minor Beneficiary shall fully discharge the Employer from liability on account of any Accrued Benefit required to be distributed to such minor Beneficiary.

     SECTION 5.09. LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN.
                   ----------------------------------------------

     In the event that all or any portion of a distribution payable to a Participant or Beneficiary hereunder shall after five (5) years remain unpaid solely by reason of the inability of the Retirement Committee, after sending a registered letter, return receipt requested, to the last known address, and further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be forfeited and shall be used to reduce the cost of the Plan. In the event a Participant or Beneficiary is located subsequent to his/her benefit being forfeited, such benefit shall be restored.

                                   ARTICLE VI

                                 DEATH BENEFITS

     SECTION 6.01. SURVIVING SPOUSE'S PENSION.
                   --------------------------

     (a) The surviving Spouse of a Participant or former Participant who dies before his/her Annuity Starting Date shall be entitled to a Surviving Spouse's Pension payable under this Plan if such surviving Spouse will otherwise receive a Pre- Retirement Survivor Annuity benefit under Section 6.02 of the

Pension Plan as a result of the Participant's or former Participant's death.

     (b) In the case of a Participant or former Participant who dies after the Pension Plan's "earliest retirement age" as specified in Section 6.02 of the Pension Plan, the Surviving Spouse's Pension shall be equivalent to the benefit that would have been paid to the surviving Spouse under the Joint and Survivor Annuity payable under this Plan if the Participant or former Participant had retired with a Joint and Survivor Annuity on the date before his/her death. In the case of any such Participant or former Participant who dies before his/her Normal Retirement Date, such Joint and Survivor Annuity shall be actuarially adjusted to reflect early commencement of benefits.

     (c) In the case of a Participant or former Participant who dies on or before the Pension Plan's "earliest retirement age" as specified in Section 6.02 of the Pension Plan, the Surviving Spouse's Pension shall be equivalent to the benefit that would have been paid to the surviving Spouse under the Joint and Survivor Annuity payable under the Plan if the Participant or former Participant had separated from services at the earlier of the actual time of separation or death, survived until the "earliest retirement age", retired at the time with a Joint and Survivor Annuity, and died on the next day. Such Joint and Survivor Annuity shall be actuarially adjusted to reflect early commencement of benefits.

     (d) Payment of the Surviving Spouse's Pension shall commence as of the Annuity Starting Date for the surviving spouse's Pre-Retirement Survivor Annuity under the Pension Plan. In the case of the surviving Spouse or Participant or former Participant who dies after attaining the "earliest retirement age" under the Pension Plan, a Surviving Spouse's Pension which does not commence within a reasonable time after the Participant's or former Participant's death shall be actuarially adjusted to reflect delayed commencement of payments. In the case of the surviving Spouse of a Participant or former Participant who dies on or before attaining the "earliest retirement age" under the Pension Plan, a Surviving Spouse's Pension which does not commence at the time when the Participant or former Participant would have attained the "earliest retirement age" under the Pension Plan shall be actuarially adjusted to reflect early or delayed commencement of benefits.

     SECTION 6.02. PRE-RETIREMENT DEATH BENEFITS.
                   -----------------------------

     (a) Upon the death of a Participant or former Participant before his/her Annuity Starting Date, such Participant's or former Participant's Beneficiary(ies) determined under the provisions of Section 6.03 shall be entitled to a Pre-Retirement Death Benefit payable under this Plan within a reasonable time after the Participant's or former Participant's death.

     (b) The Pre-Retirement Death Benefit payable pursuant to paragraph (a) above shall be a single sum which represents the Actuarial Equivalent of the Participant's or former Participant's nonforfeitable Accrued Benefit at the date of death, reduced by the Actuarial Equivalent of any Surviving Spouse's Pension payable under Section 6.01 as the result of the Participant's or former Participant's death.

     (c) The Retirement Committee, in its sole discretion, may direct that payment of the Pre-Retirement Death Benefit to any Beneficiary(ies) be made in the form of a single life annuity which (in the aggregate, if applicable) is/are the Actuarial Equivalent of the single sum form of benefit determined under paragraph (b) above.

     SECTION 6.03. BENEFICIARY DESIGNATIONS.
                   ------------------------

     (a) Each Participant may designate a Beneficiary or Beneficiaries (primary and contingent) of the Participant's own choosing to receive any Pre-Retirement Death Benefit payable under Section 6.02 of the Plan. A Participant or former Participant may prospectively, at any relevant time, revoke such designation of a Beneficiary or Beneficiaries or change a Beneficiary or Beneficiaries by filing written notice of such revocation or change with the Retirement Committee. Any such designation, revocation or change shall be made in a form satisfactory to the Committee.

     (b) Absent an effective designation of a Beneficiary, distributees shall be designated by the Retirement Committee from among those persons who survive the deceased Participant or former Participant in the following order: (1) spouse;
(2) children; (3) parents; (4) brothers and sisters; (5) estate of the decedent. If more than one person qualifies as a member of a class of distributees specified in the preceding sentence, distributions shall be made in equal shares to all members of such class who survive the deceased Participant or former

Participant and who are known to the Committee at the time of distribution.

                                   ARTICLE VII

                               PLAN ADMINISTRATION

     SECTION  7.01.  PLAN  ADMINISTRATOR.  The Plan shall be  administered  by a
                     -------------------
Retirement Committee composed of such members as shall be appointed from time to time by the Board of Directors. If the Board of Directors shall fail to make such appointments, the Board of Directors shall serve as the Retirement Committee. Any individual member of the Retirement Committee who is otherwise eligible may participate in the Plan, but shall not be entitled to make decisions with respect to his/her own participation and benefits under the Plan.

     SECTION 7.02. POWERS AND DUTIES.
                   -----------------

     (a) The Retirement Committee shall have the obligation, exclusive right and absolute discretion to interpret and apply all terms of the Plan, and may correct any defect, supply any omission or reconcile any inconsistency or ambiguity in such manner as they deem advisable. They shall have full authority and absolute discretion to make all factual and/or legal determinations concerning eligibility and status of Employees and Participants, the right of any person(s) to benefits and all other rights hereunder, and all other matters concerning plan administration, operation and interpretation. Subject to the review by the Board of Directors afforded under Section 7.03, all determinations and actions of the Retirement Committee with respect to any matter relating to the Plan shall be final, conclusive and binding upon all persons. It is intended that any and all factual and/or legal constructions, interpretations, conclusions and determinations adopted by the Retirement Committee in good faith are to be accorded deference upon judicial or other review. Any powers to be exercised by the Retirement Committee shall be exercised in a nondiscriminatory manner, and they shall apply uniform administrative rules of general applications in order to afford similar treatment to persons in similar circumstances.

     (b) By way of example and not by way of limitation, the Retirement Committee shall have the following specific powers and duties:

          (1) To make rules and regulations for the administration and operation of the Plan which are not inconsistent with the terms and provisions of this document.

          (2) To establish procedures for the processing of all claims for benefits, including the promulgation of appropriate forms necessary for the application for benefits.

          (3) To determine all questions relating to the eligibility of Participants and former Participants to receive benefits, and to determine the service upon which the benefits of each Participant or former Participant shall be based.

          (4) To make all determinations and computations concerning the benefits, credits and debits to which any Participant, former Participant, Spouse, Beneficiary or other claimant may be entitled under the Plan.

          (5) To delegate ministerial duties and to employ such outside professionals as may be necessary or desirable for administration of the Plan.

          (6) To enter into agreements on behalf of the Employer necessary to implement the Plan.

     SECTION 7.03. CLAIMS, APPEALS AND REVIEW PROCEDURE.
                   ------------------------------------

     (a) Claims for benefits under the Plan shall be filed with the Retirement Committee. In most cases, written notice of the disposition of a Claim shall be furnished to the claimant within 90 days after receipt of the claim. If special circumstances require an extension of time for processing the claim, written notice of the extension of time will be furnished to the claimant prior to the termination of the initial 60 day period. In no event shall such extension exceed the period of 90 days from the end of such initial review period. In the case of a denial of the claimant's application, such written notice shall set forth specific reasons for the denial. Pertinent provisions of the Plan shall be cited, a description of any additional information or material necessary for perfection of the claim will be given, and an explanation of the Plan's appeal procedure will be provided.

     (b) A claimant who does not agree with the decision rendered by the Retirement Committee with respect to his/her application, may request that the application be given full and fair review by the Board of Directors. Such request shall be made in writing within 90 days after the date the claimant received notice of the decision with respect to the application. Such claimant may review pertinent documents, submit issues and comments in writing in connection with the request for review, and/or request a hearing before the Board on his/her claim. The decision by the Board of Directors shall be made promptly but no later than the date of the meeting of the Board which immediately follows the Plan's receipt of a request for review, unless the request for review is filed within the 30 days preceding the date of such meeting. In such case, a decision shall be made no later than the date of the second meeting following the Plan's receipt of the request for review. If special circumstances (such as the need to hold a hearing) require a further extension of time for processing, a decision shall be rendered not later than the third meeting of the Board following the Plan's receipt of the request for review. The decision on review shall be in writing and shall include specific reasons for the decision. Furthermore, the decision shall be written in a manner calculated to be understood by the claimant with specific reference, if appropriate, to the pertinent Plan provisions upon which the decision is based. If the decision on review is not furnished to the claimant in the appropriate time, the claim shall be deemed denied on review.

     SECTION 7.04. INFORMATION AND PROOF. Every Participant, former Participant,
                   ---------------------
Spouse, Beneficiary or other claimant shall furnish, at the request of the Retirement Committee or the Board of Directors, any evidence reasonably required for the administration of the Plan or for the determination of any matter that the Committee or the Board of Directors may legitimately have before them. The Retirement Committee or the Board of Directors, as applicable, shall be the sole judge of the standard of evidence required in any case. Failure to furnish evidence on a timely basis, and in good faith, shall be sufficient reason for the denial of immediate payments to a Participant, former Participant, Spouse, Beneficiary or other claimant, or for the temporary suspension or discontinuance of payments to such persons. The falsity of any statement material to an application or the furnishing of fraudulent information or proof shall be sufficient reason for the denial, suspension or discontinuance of payments under this Plan and in any such case, the Retirement Committee shall have the right to recover any determinable loss resulting from reliance thereon.

     SECTION 7.05. LIABILITY/INDEMNIFICATION.
                   -------------------------

     (a) No member of the Board of Directors or of the Retirement Committee and no officer, employee or agent of the Employer shall be personally liable to any Employee, Participant, former Participant or any other person (other than the Employer) for any action taken or omitted in connection with the administration or operation of this Plan.

     (b) To the fullest extent permitted by law, every such director, committee member, officer, employee and agent ("Indemnitee") shall be entitled as of right to be indemnified by the Employer against any liability and all expenses actually and in good faith incurred or paid by such Indemnitee in connection with any threatened, pending or completed claim, action, suit or investigative ("Action") in which such Indemnitee may be involved as a party, witness or otherwise by reason of or arising out of such Indemnitee's service in connection with the Plan; Provided However, that no such right of indemnification shall exist for acts or omissions involving gross negligence or wilful misconduct, nor shall any such right of indemnification exist in any Action by (but not in the right of) the Employer against an Indemnitee unless such Indemnitee has been successful on the merits or otherwise in defense of such Action, in which event he/she shall be indemnified against expenses actually and reasonably incurred in connection with such Action; and Further Provided, that no such right of indemnification shall exist with respect to an Action brought by such Indemnitee against any director, committee member, officer, employee or agent of the Employer, or against the Employer (other than a successful Action to enforce a right to indemnification under this Section 7.03). The right of indemnification provided for in this paragraph shall not be deemed exclusive of any other rights, whether now existing or hereafter created, to which any Indemnitee may be entitled under any agreement, bylaw, charter provision, vote of shareholders or directors or otherwise. The rights provided for in this paragraph may not be amended or repealed so as to limit in any way the indemnification provided for in this paragraph with respect to any acts or omissions occurring prior to the adoption of any such amendment or repeal.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

     SECTION 8.01. AMENDMENT AND TERMINATION.
                   -------------------------

     (a) The Employer reserves the absolute right to amend or terminate the Plan at any time. Any action to amend or terminate the Plan shall be by formal resolution duly adopted by the Board of Directors.

     (b) In the event of a complete or partial termination of the Plan, each affected Participant shall be entitled to his/her Vested Benefits accrued through the date of complete or partial termination of the Plan, subject in all events to the provisions of Section 4.04(b). If any such complete or partial termination coincides with a corresponding complete or partial termination of the Pension Plan, the Accrued Benefit of each affected Participant shall become fully vested and nonforfeitable, subject to the provisions of Section 4.04(b). Upon complete or partial termination of the Plan, payment(s) of Vested Benefits to the Participant or to his/her Spouse or Beneficiary(ies) shall be made or shall commence at the time that payment of the Participant's Accrued Benefit under the Pension Plan shall be made or shall commence.

     (c) No amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his/her Spouse or Beneficiary(ies) is entitled under the Plan prior to the date of such amendment or termination unless any such Participant, Spouse or Beneficiary becomes entitled to an amount equal to such benefit under another plan or practice adopted by the Employer.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     SECTION 9.01.  PAYMENTS.  The Employer will pay all benefits  arising under
                    --------
this Plan and all costs, charges and expenses relating to the Plan.

     SECTION 9.02. STATUS OF THE PLAN. The benefits under this Plan shall not be
                   ------------------
funded, but shall constitute liabilities of the Employer payable when due. Nothing within or outside this Plan shall be construed as requiring or providing for assets to be held in trust or escrow or any other form of asset segregation for the benefit of any Participant or for any other person(s) to whom benefits are to be paid pursuant to the terms of this Plan, a Participant's only interest hereunder being the right to receive the benefits set forth in the Plan. To the extent that a Participant or any other person(s) acquire a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.

     SECTION 9.03.  NONALIENATION  OF RIGHTS AND BENEFITS.  The benefits payable
                    -------------------------------------
under the Plan, or the right of any Participant, Spouse or Beneficiary to any future benefit or payment under this Plan shall not be subject to anticipation, alienation or assignment. If such Participant, Spouse, or Beneficiary shall attempt to assign, transfer or dispose of such benefits or right, or should such benefits or right be subjected to attachment, execution, garnishment, sequestration or other legal, equitable, or other process, it shall ipso facto pass to such one or more beneficiaries as may be appointed by the Retirement Committee from among the Participant's designated Beneficiaries (if any) or the spouse or ascendants or descendants of the Participant, Spouse or Beneficiary. The Retirement Committee in its sole discretion may reappoint the Participant, Spouse or Beneficiary to receive any payment thereafter becoming due either in whole or in part. Any appointment made by the Retirement Committee under this Section may be revoked by the Retirement Committee at any time, and further appointment(s) may be made by the Retirement Committee.

     SECTION 9.04. EMPLOYMENT RIGHTS NOT AFFECTED BY THE PLAN.
                   ------------------------------------------

     Participation in this Plan shall not give any right to any Employee to be retained in the employ of the Employer nor shall it interfere with the right of the Employer to discharge any Employee and to deal with him/her without regard to the existence of this Plan and without regard to the effect that such treatment might have upon him/her as a Participant in this Plan.

     SECTION 9.05 APPLICABLE  LAW. The Plan and all questions  pertaining to the
                  ---------------
construction, validity and effect of
the Plan shall be governed by, construed and determined in accordance with the laws of the United States and, to the extent not preempted by such federal laws, by the laws of the Commonwealth of Pennsylvania.

     SECTION  9.06.  EFFECTIVE  DATE.  The  provisions  of this  Plan  shall  be
                     ---------------
effective on and after October 15, 1994.

     IN WITNESS WHEREOF, the Employer has caused this Plan to be signed by its duly authorized officers this 20th day of December, 1994.


ATTEST:                              IRWIN BANK & TRUST COMPANY



_____________________________         _________________________________
Secretary                             President